Soundwatch Hedged Equity ETF
Schedule of Investments
January 31, 2024 (Unaudited)
Security		Shares	Value
Exchange Traded Funds — 96.3% (a)
iShares Core S&P 500 ETF (b)		237,300	$115,137,960
Total Exchange Traded Funds (Cost — $61,759,156)			115,137,960

	Notional Amount	Contracts
Purchased Options — 0.7% (c)
Call Options — 0.1%
S&P 500 Index at $4,820.00, Expires 3/28/2024	$4,845,650	10	129,200
Total Call Options Purchased (Premiums paid $114,567)			129,200

Put Options — 0.6%
S&P 500 Index at $4,540.00, Expires 3/28/2024	119,687,555	247	582,920
Total Put Options Purchased (Premiums paid $1,082,249)			582,920
Total Purchased Options (Premiums paid $1,196,816)			712,120

		Shares
Short-Term Investments — 1.1%
Money Market Funds — 1.10%
First American Government Obligations Fund - Class X - 5.25% (d)		1,345,917	1,345,917
Total Money Market Funds (Cost — $1,345,917)			1,345,917
Total Short-Term Investments (Cost — $1,345,917)			1,345,917

Total Investments — 98.1% (Cost — $64,301,889)			117,195,997
Other Assets in Excess of Liabilities — 1.9%			2,330,894
Total Net Assets — 100.0%			$119,526,891

	Notional Amount	Contracts
Written Options - (0.4)% (c)
Call Options - (0.2)%
S&P 500 Index at $5,150.00, Expires 3/28/2024	$(119,687,555)	(247)	$(264,290)
Total Call Options Written (Premiums received $281,166)			(264,290)
Put Options - (0.2)%
S&P 500 Index at $4,820.00, Expires 3/28/2024	(4,845,650)	(10)	(72,100)
S&P 500 Index at $4,160.00, Expires 3/28/2024	(119,687,555)	(247)	(196,365)
Total Put Options Written (Premiums received $471,960)			(268,465)
Total Written Options (Premiums received $753,127)			(532,755)

(a)
The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”). The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.03% of average net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov. As of January 31, 2024, the percentage of the Fund’s net assets invested in IVV was 96.3%.

(b)	A portion of the security is pledged as collateral.
(c)	Non-income producing securities.
(d)	The rate reported is the annualized seven-day yield as of January 31, 2024.

SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2024:

Soundwatch Hedged Equity ETF
Description	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments
Exchange-Traded Funds	$115,137,960	$–	$–	$115,137,960
Purchased Options	–	712,120	–	712,120
Total Long-Term Investments	115,137,960	712,120	–	115,850,080
Short-Term Investment	1,345,917	–	–	1,345,917
Total Investments	$116,483,877	$712,120	$–	$117,195,997

Liabilities:
Long-Term Investments
Written Options	$–	$(532,755)	$–	$(532,755)
Total Long-Term Investments	–	(532,755)	–	(532,755)
Total Liabilities	$–	$(532,755)	$–	$(532,755)

See Schedule of Investments for additional detailed categorizations.